Financial Earnings Results

Third Quarter 2024

October 21, 2024

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.

For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2023, and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.

Financial Highlights 3Q 2024

Profitability: Return on Assets & Equity



ROAA
ROAE
12.36%
12.21%
10.40%
9.63%
9.50%
1.42%
1.40%
1.23%
1.15%
1.15%
3Q23
4Q23
1Q24
2Q24
3Q24

Return on Tangible Equity *



14.62%
14.04%
11.95%
11.11%
11.05%
3Q23
4Q23
1Q24
2Q24
3Q24

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Pre-Tax Pre-Provision Income Ratio ($m)



PTPP Income
PTPP Ratio
$123
$121
$96
$103
$117
2.13%
2.07%
1.64%
1.76%
2.00%
3Q23
4Q23
1Q24
2Q24
3Q24

Pre-Tax Pre-Provision, Pre-Tax Credit Amortization, and Pre-Acquisition Expense ("PTPP") Income Ratio calculation based on annualized PTPP Income divided by total average assets.

Quarterly Results Ending September 30, 2024

$67.5mn
Net Income

$0.94
Diluted EPS

$189.5mn
Total Revenue

$19.4bn
Total Loans

$19.9bn
Total Deposits

51.11%
Efficiency Ratio

Summary Balance Sheets

$mn, except per share data		9.30.24		6.30.24		QoQ Change
Cash equivalents & ST investments	$	1,339	$	1,105	$	234
AFS debt securities		1,508		1,649		(140)
Gross loans, net of discounts	$	19,363	$	19,347	$	16
Allowance for credit losses		(164)		(153)		(10)
Net Loans	**$**	**19,199**	**$**	**19,193**	**$**	**6**
Other assets		1,228		1,288		(60)
Total Assets	**$**	**23,274**	**$**	**23,235**	**$**	**39**
Customer deposits	$	19,944	$	19,773		171
FHLB borrowings		60		165		(105)
Debt		137		137		(0)
Other Liabilities		303		367		(64)
Total Liabilities	**$**	**20,444**	**$**	**20,442**	**$**	**2**
Total Stockholders' Equity	**$**	**2,830**	**$**	**2,793**	**$**	**38**

Note: Information as of 9.30.24 and 6.30.24 are unaudited. Totals may not foot due to rounding.

Net Loans-to-Deposit Ratio (end of period (EOP))



96%
100%
97%
97%
96%
9.30.23
12.31.23
3.31.24
6.30.24
9.30.24

Loan Composition

Total Loan Portfolio ($bn)



Construction
2%
Residential
Mortgage*
31%
$19.4bn
Total Loans
Total CRE
51%
C & I
16%

- **Total CRE** $10.0bn
- **Residential Mortgage*** $6.0bn
- **C & I Loans** $3.1bn
- **Construction Loans** $0.3bn

Average Loan Growth – QoQ Annualized ($bn)



$19.0
+8.2%
$19.3
+3.5%
$19.5
-1.2%
$19.4
+0.5%
$19.5
$0.5
$0.5
$0.4
$0.4
$0.4
$3.2
$3.2
$3.2
$3.2
$3.2
$5.9
$6.0
$6.1
$6.0
$6.0
$9.4
$9.6
$9.8
$9.8
$9.9
3Q23
4Q23
1Q24
2Q24
3Q24
Total CRE
Residential Mortgage*
C & I
Construction

* Residential Mortgage includes equity lines, installment and other loans.

Loan Yields

Average Loan Yield by Type (in bps)



3Q23
4Q23
1Q24
2Q24
3Q24
613
621
624
628
635
Total Loans
9% fixed rate
90% float rate
840
847
849
868
846
C & I
30% fixed rate
27% float rate
496
514
531
547
564
Residential Mortgage
39% fixed rate
23% float rate
595
598
593
588
594
CRE

Fix Rate & Hybrid in Fixed Rate Period (% of total loans)



63%
63%
64% *
64% *
63% *
3Q23
4Q23
1Q24
2Q24
3Q24

* Excludes fixed to float interest rate swaps of 4.5%.

Loan Portfolio By Index Rate

as of 9.30.24



Other
8%
Prime
13%
Fixed Rate
30%
SOFR
16%
Hybrid in Fixed Rate Period
33%
Total Fixed Rate and Hybrid in Fixed Period: 63%

Commercial Real Estate Portfolio

CRE Portfolio Breakdown



Construction 2%
Residential Mortgage* 31%
$19.4bn Total Loans
Total CRE 51%
C & I 16%
Residential 18%
Retail 12%
Office 8%
Warehouse 6%
industrial 3%
hotel / motel 2%
special use 1%
restaurant 1%
land 0.4%
theater 0.1%
Total CRE
$10.0bn
51% of total loans

Of $10.0bn in total CRE loans, it included a notional amount of $876mn of interest rate swaps or 4.5% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution



NY 34%
$10.0bn
Total CRE
CA 47%
Other 9%
TX 5%
IL 3%
WA 2%

Total CRE Concentration



289%
292%
287%
288%
288%
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024
400% internal threshold
300% regulatory threshold
CRE /Total Capital

Commercial Real Estate Portfolio (cont'd)

Total CRE LTV Distribution



40% to 50%
23%
50% to 60%
31%
30% to 40%
14%
$10.0bn
Total CRE
under 30%
10%
Over 70%
2%
60% to 70%
20%

Total CRE LTV and Size by Property Type

	Total CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	Total CRE Weighted Avg. LTV
Residental	$3,458	$1.3	53%
Retail	$2,383	$2.1	49%
Office	$1,491	$2.2	47%
Warehouse	$1,219	$2.7	46%
Industrial	$622	$3.0	49%
Hotel / Motel	$298	$5.6	45%
Special Use	$248	$2.5	45%
Restaurant	$160	$0.9	44%
Land	$77	$3.4	48%
Theater	$20	$6.8	56%
Total CRE	**$9,976**	**$1.8**	**49%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.5bn loans outstanding



Commercial Units
40%
5+ Multi-Family
39%
2-4 Unit Residence
16%
Single Family Residence
5%



CA 36%
53%
LTV Weighted Average
NY 50%
WA 4%
TX 4%
IL 2%
Other 4%

Retail CRE Portfolio

% based on $2.4bn loans outstanding



Retail Store/Building
30%
Retail/Mix Use
27%
Neighborhood Center
23%
Strip Mall
10%
Shopping Center
9%
Other
1%



NY 27%
49%
LTV Weighted Average
CA 50%
TX 8%
NV 4%
IL 4%
MA 1%
Other 6%

Construction Portfolio

% based on $0.3bn loans outstanding



Multiple Family Residential
85%
Office & Commercial Condominium
8%
Single Family Residential
6%
Retail
1%



CA 75%
55%
LTV Weighted Average
NY 17%
Other 8%

CRE Office Portfolio

Office CRE Portfolio

% based on $1.5bn loans outstanding



Office Building
35%
Office Condominium
27%
Office / Retail Stores
23%
Medical Office
8%
Office / Mixed Use
7%



NY 33%
47%
LTV Weighted Average
CA 49%
HK 7%
WA 3%
IL 2%
Other 6%

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Building	$522	47%
Office Condominium	$408	46%
Office / Retail Stores	$347	32%
Medical Office	$113	45%
Office / Mixed Use	$101	42%
Total Office CRE	**$1,491**	
Avg. Outstanding Size	**$2.2**	
Avg. Property Size (sq ft)	**14,275**	

Office CRE Collateral Distribution ($mn)



Urban
$997
Suburban
$443
Central Business District
$51

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution


NY
37%
$6.0bn
Residential
Mortgage*
CA
50%
WA 4%
TX 3%
NJ 2%
Other 4%

Single-Family Resi. LTV Distribution


>50% to 55%
10%
50% or Under
35%
54%
LTV Weighted
Average
> 55% to 60%
16%
$417,113
Outstanding Size
Average
Over 60%
39%

* Residential Mortgage includes equity lines, installment and other loans.

Cathay General Bancorp

Asset Quality Metrics


ALLL Composition ($mn)
CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$155
$15
$20
$43
$76
$155
$8
$18
$54
$74
$155
$9
$18
$51
$77
$153
$9
$17
$49
$78
$164
$8
$18
$51
$85
0.85%*
2.76%
0.31%
1.65%
0.86%
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024
* Excluding residential mortgage portfolio, the total reserve rate would be 1.08%.


Reserves and Net Charge-Offs (%)
ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.81%
0.79%
0.80%
0.79%
0.85%
0.14%
0.09%
0.02%
0.16%
0.09%
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024


Classified Loans Ratio ($mn)
Special Mention
Classified Loans
Classified Loans/Total Gross Loans
$202
$278
$200
$308
$244
$249
$324
$202
$382
$203
1.06%
1.02%
1.26%
1.67%
1.97%
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024
Classified Loans are loans classified as substandard and doubtful.


Non-Performing Assets Ratio ($mn)
Non-accrual Loans
OREO
NPA/Total Assets
$14
$77
$19
$67
$19
$98
$18
$107
$18
$163
0.40%
0.37%
0.50%
0.54%
0.78%
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024
Non-Performing Assets (NPA) = Non-accrual Loans + OREO

Deposit Mix

Total Deposits ($bn)



MMA
16%
IB Checking & Savings
17%
Time
51%
$19.9bn
Total Deposits
DDA
16%

Average Deposit Growth – QoQ Annualized ($bn)



Time
DDA
MMA
IB Checking & Savings
$19.3
+5%
$19.6
-1%
$19.5
+7%
$19.9
+1%
$19.9
$3.6
$3.6
$3.4
$3.2
$3.3
$3.0
$3.2
$3.1
$3.2
$3.1
$3.6
$3.6
$3.3
$3.3
$3.2
$9.1
$9.2
$9.7
$10.2
$10.3
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024

Total Uninsured Deposits ($bn)



Uninsured Deposits
Collateralized Deposits
Uninsured Deposits Net of Collateralized Deposits/Total Deposits
$9.0
$8.7
$8.8
$9.0
$9.2
41.7%
40.9%
40.7%
41.5%
42.1%
$0.8
$0.8
$0.7
$0.8
$0.8
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024

Average Cost of Deposits by Type (bps)



3Q23
4Q23
1Q24
2Q24
3Q24
314
331
350
395
421
465
333
377
375
117
111
110
185
214
219
207
210
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking

Summary Income Statements

$mn, except per share data		9.30.24		6.30.24		$ Change	% Change
Net Interest Income	**$**	**169.2**	**$**	**165.3**	**$**	**3.8**	**2%**
Noninterest income		24.6		14.6		10.0	68%
Net (losses) / Gains from equity securities		(4.3)		(1.4)		(2.8)	(197)%
Total Noninterest Income		**20.4**		**13.2**		**7.1**	**54%**
Noninterest expense		72.5		75.7		(3.2)	(4)%
amortization of tax credit and other investment plus core deposit intangibles and FDIC special assessment		24.3		23.7		0.7	3%
Total Noninterest Expense	**$**	**96.9**	**$**	**99.4**	**$**	**(2.5)**	**(3)%**
Provision for credit losses		14.5		6.6		7.9	120%
Income tax expense		10.6		5.7		4.9	85%
Net Income	**$**	**67.5**	**$**	**66.8**	**$**	**0.7**	**1%**
Diluted EPS	**$**	**0.94**	**$**	**0.92**	**$**	**0.02**	2%
Weighted avg. diluted shares (in millions)		72.0		72.8		(0.8)	(1)%

Note: Information for quarter ending 9.30.24 and 6.30.24 are unaudited. Totals may not foot due to rounding.

Loan Yields, Deposit Costs and Net Interest Income

Average Loan Yield vs Prime Rate and 1M SOFR



Avg. Loan Yield
Avg. Prime Rate
1M SOFR Rate
8.43%
8.50%
8.50%
8.50%
8.44%
6.13%
6.21%
6.24%
6.28%
6.35%
5.20%
5.33%
5.33%
5.33%
5.34%
3Q23
4Q23
1Q24
2Q24
3Q24

Average Cost of Deposits vs Fed Funds Rate



Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
5.26%
5.33%
5.33%
5.33%
5.26%
263
323
286
350
314
378
339
394
331
395
3Q23
4Q23
1Q24
2Q24
3Q24

Net Interest Income and Net Interest Margin



NII ($mn)
NIM
Avg. Fed Funds Rate
$186
$182
$169
$165
$169
5.26%
5.33%
5.33%
5.33%
5.26%
3.38%
3.27%
3.05%
3.01%
3.04%
3Q23
4Q23
1Q24
2Q24
3Q24

Net Interest Income Growth ($mn)



$186
-1.9%
$182
-7.4%
$169
-1.9%
$165
+2.3%
$169
3Q23
4Q23
1Q24
2Q24
3Q24

Cathay General Bancorp

Non-Interest Income

Non-Interest Income* ($mn)



other operating income
wealth management fees
letter of credit commissions
deposit account fees
$14.1
$1.5
$1.7
$5.2
$5.7
$14.1
$1.4
$1.7
$4.8
$6.2
$14.5
$1.6
$1.7
$5.6
$5.6
$14.6
$1.9
$1.9
$5.5
$5.3
$16.1
$1.6
$2.1
$6.5
$5.9
3Q23
4Q23
1Q24
2Q24
3Q24

* Non-interest income excludes net gains/(losses) from equity securities.

($mn)	3Q2023	4Q2023	1Q2024	2Q2024	3Q2024
Non-interest income, before net gains/(losses) from equity securities					
Non-interest income*	$14.1	$14.1	$14.5	$14.6	$16.1
net gains/(losses) from equity securities	($6.2)	$9.0	($9.0)	($1.4)	$4.3
net gains/(losses) from investment securities	-	-	$1.1	-	-
Total Non-interest Income	$7.8	$23.1	$6.6	$13.2	$20.4

Operating Expense & Efficiency

Core Noninterest Expense* ($mn)



$70.1
$72.0
$75.4
$74.2
$72.0
$6.5
$3.1
$7.9
$5.8
$8.0
$38.8
$6.8
$3.1
$8.3
$5.4
$8.3
$40.1
$6.6
$3.2
$7.0
$6.0
$9.0
$43.6
$6.9
$3.7
$8.2
$5.7
$9.3
$40.4
$5.8
$3.2
$7.0
$5.9
$9.1
$40.9
3Q23
4Q23
1Q24
2Q24
3Q24
marketing and other operating expense
FDIC and State assessments
professional services
occupancy
computer and data processing
salaries and employee benefits

* Core noninterest expense excludes amortization of investment in low income housing and alternative energy partnerships, core deposit premium, other real estate owned, and acquisition cost. Core efficiency ratio is based on core noninterest expense.

Core Noninterest Expense* & Efficiency Ratio* ($mn)



Noninterest Expense*
Efficiency Ratio*
$70.1
$72.0
$75.4
$74.2
$72.0
36.2%
35.1%
43.0%
41.6%
38.0%
3Q23
4Q23
1Q24
2Q24
3Q24

Core noninterest expense, before amortization and other real estate owned

Core noninterest expense*	$70.1	$72.0	$75.4	$74.2	$72.0
Amortization in investment in low income housing	$7.9	$10.2	$8.2	$10.3	$10.9
Amortization in alternative energy partnerships	$15.3	$15.9	$8.3	$13.1	$13.2
Other real estate owned & CDF	$0.7	$0.4	$0.6	$1.7	$0.8
Restructuring costs	-	$0.7	-	-	-
FDIC special assessment	n/a	$11.3	$2.9	-	-
Total Noninterest Expense	$94.0	$110.5	$93.2	$99.4	$96.9

Cathay General Bancorp

Strong Capital Ratios

Key Capital Ratios (%)



13.33%
13.33%
14.88%
10.82%
7.00%
8.50%
10.50%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
regulatory requirement under Basel III
CATY at 9.30.24

Highlights

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category, calculated under the Basel III capital rules.
- **Book Value Per Common Share is** $39.66 as of 9.30.24: +2.48% compared to 6.30.24 and +9.11% YoY.
- **Tangible Book Value* Per Common Share is** $34.35 as of 9.30.24: +2.72% compared to 6.30.24 and +10.41% YoY.
- **Capital Return on Shareholder**
  - common stock dividend: $0.34/share quarterly, or $1.36/share annualized.
  - stock buyback: purchased 832,460 shares at avg. cost of $42.00/sh. in third quarter.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Management Guidance Full Year 2024

	Full Year 2024 Guidance	Prior Outlook	Full Year 2023 Actual
Loans, end of period	• Estimated growth rate (1)% to 0%.	• Estimated growth rate 0% to 2%.	\$19.5 billion +7.1% YoY
Deposits	• Estimated growth rate 3% to 4%.	• Estimated growth rate 3% to 4%.	\$19.3 billion +4.4% YoY
Core Noninterest Expense	• Estimated growth rate 4% to 5%.	• Estimated growth rate 4% to 5%.	\$279.8 million +9.6% YoY
NIM	• Estimated to range between 3.05% and 3.10%. • Expect two more rate cuts in November and December.	• Estimated to range between 3.05% and 3.15%. • Expect first rate cut in September and second in December.	3.45%
Tax Rate	• Effective tax rate for 2024 estimated between 10.5% and 11.5%. • Solar amortization estimated to be \$32.5 million for 2024; \$1.5 million in Q4.	• Effective tax rate for 2024 estimated between 10.5% and 11.5%. • Solar amortization estimated to be \$32.5 million for 2024; \$10 million in Q3 and \$2 million in Q4.	• Effective tax rate for the full year was 12.25%. • Solar amortization was \$47.9 million.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

Appendix

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.

		September 30, 2024	June 30, 2024	September 30, 2023
			(in thousands) (Unaudited)	
Stockholders' equity	(a)	$ 2,830,313	$ 2,793,242	$ 2,638,736
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(3,590)	(3,860)	(4,725)
Tangible equity	(b)	$ 2,451,027	$ 2,413,686	$ 2,258,315
Total assets	(c)	$ 23,274,443	$ 23,235,245	$ 22,844,529
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(3,590)	(3,860)	(4,725)
Tangible assets	(d)	$ 22,895,157	$ 22,855,689	$ 22,464,108
Number of common shares outstanding	(e)	71,355,869	72,170,433	72,586,992
Total stockholders' equity to total assets ratio	(a)/(c)	12.16%	12.02%	11.55%
Tangible equity to tangible assets ratio	(b)/(d)	10.71%	10.56%	10.05%
Tangible book value per share	(b)/(e)	$ 34.35	$ 33.44	$ 31.11

		Three Months Ended			Nine Months Ended	
		September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
			(in thousands) (Unaudited)		(in thousands) (Unaudited)	
Net Income		$ 67,514	$ 66,829	$ 82,371	$ 205,778	$ 271,598
Add: Amortization of other intangibles [1]		264	270	270	863	1,031
Tax effect of amortization adjustments [2]		(78)	(80)	(80)	(256)	(306)
Tangible net income	(f)	$ 67,700	$ 67,019	$ 82,561	$ 206,385	$ 272,323
Return on tangible common equity [3]	(f)/(b)	11.05%	11.11%	14.62%	11.23%	16.08%

[1] Includes core deposit intangibles and mortgage servicing
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Cathay General Bancorp